PROSPECTUS
February 1, 1997

                          Shares of Beneficial Interest
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                             -- TOTAL RETURN FUND
                             -- CAPITAL APPRECIATION FUND
                             -- GOVERNMENT BOND FUND
                             -- MONEY MARKET FUND
                        NATIONWIDE SEPARATE ACCOUNT TRUST
                            Three Nationwide Plaza
                              Columbus, Ohio 43216
                      For Information and Assistance, Call
                                 (614) 249-5134

     Nationwide Separate Account Trust (the "Trust") is a diversified, open-end management investment company organized under the laws of Massachusetts, by a Declaration of Trust, dated June 30, 1981, as subsequently amended. The Trust offers shares in the five separate mutual funds, each with its own investment objective. This prospectus relates to the Total Return Fund, Capital Appreciation Fund, Government Bond Fund and Money Market Fund (each a "Fund"). The shares of the Trust are sold only to life insurance company separate accounts to fund the benefits of variable insurance and annuity policies.

================================================================================

     The investment objective of the Total Return Fund is to seek a reasonable, long term return on invested capital from a flexible combination of current return and capital gains.

     The investment objective of the Capital Appreciation Fund is to provide long-term growth, primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

     The investment objective of the Government Bond Fund is to provide as high a level of income as is consistent with the preservation of capital.

     The investment objective of the Money Market Fund is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity.

     INVESTMENTS IN THE MONEY MARKET FUND ARE NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT AND THERE IS NO ASSURANCE THAT THE FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


================================================================================
This Prospectus provides you with the basic information you should know before investing in the Funds. You should read it and keep it for future reference. A Statement of Additional Information, dated May 1, 1996, has been filed with the Securities and Exchange Commission. You can obtain a copy without charge by calling (614) 249-5134, or writing Nationwide Life Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216.

  THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE SECURITIES
                 AND EXCHANGE COMMISSION OR ANY STATE SECURITIES
                       COMMISSION PASSED UPON THE ACCURACY
                         OR ADEQUACY OF THIS PROSPECTUS.
            ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

           THE STATEMENT OF ADDITIONAL INFORMATION, DATED MAY 1, 1996,
                      IS INCORPORATED HEREIN BY REFERENCE.

                              FINANCIAL HIGHLIGHTS
        FOR A SHARE OUTSTANDING THROUGHOUT THE PERIODS ENDED DECEMBER 31

                                     Net
                                   Realized                              Distributions
            Net                      Gain                                  from Net
           Asset                   (Loss) &         Total      Dividends   Realized
           Value       Net        Unrealized        From       from Net    Gain from      Returns
          Beginning  Investment   Appreciation    Investment   Investment   Investment       of        Total
          of Period    Income    (Depreciation)   Operations     Income    Transactions    Capital  Distributions
          ---------------------------------------------------------------------------------------------------------
                                        INCOME FROM
                               INVESTMENT OPERATIONS                  LESS DISTRIBUTIONS
          ---------------------------------------------------------------------------------------------------------
             $ 8.02     $.32          $1.16          $1.48      $(.31)        $(.56)         $-        $(.87)
          ---------------------------------------------------------------------------------------------------------
               8.63      .32           (.26)           .06       (.41)        (1.79)          -        (2.20)
          ---------------------------------------------------------------------------------------------------------
               6.49      .28           1.01           1.29       (.27)         (.07)          -         (.34)
          ---------------------------------------------------------------------------------------------------------
               7.45      .25            .74            .99       (.23)         (.44)          -         (.67)
          ---------------------------------------------------------------------------------------------------------
               7.77      .31           (.94)          (.63)      (.28)         (.12)          -         (.40)
          ---------------------------------------------------------------------------------------------------------
TOTAL          6.74      .22           2.34           2.56       (.23)            -           -         (.23)
RETURN    ---------------------------------------------------------------------------------------------------------
FUND           9.07      .25            .48            .73       (.25)         (.09)          -         (.34)
          ---------------------------------------------------------------------------------------------------------
               9.46      .23            .79           1.02       (.24)         (.14)          -         (.38)
          ---------------------------------------------------------------------------------------------------------
              10.10      .21           (.10)           .11       (.28)         (.23)          -         (.51)
          ---------------------------------------------------------------------------------------------------------
               9.70      .31           2.49           2.80       (.31)         (.65)          -         (.96)
          ---------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------
             $10.00     $.10           $.48           $.58      $(.10)        $(.02)         $-        $(.12)
          ---------------------------------------------------------------------------------------------------------
CAPITAL       10.46      .26            .74           1.00       (.26)            -           -         (.26)
APPRECI-  ---------------------------------------------------------------------------------------------------------
ATION         11.20      .18           (.28)          (.10)      (.18)            -           -         (.18)
FUND      ---------------------------------------------------------------------------------------------------------
              10.92      .23           2.96           3.19       (.23)         (.40)          -         (.63)
          ---------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------
             $10.59     $.91          $ .63          $1.54      $(.92)        $(.02)         $-        $(.94)
          ---------------------------------------------------------------------------------------------------------
              11.19      .87           (.73)           .14      (1.10)         (.12)       (.10)       (1.32)
          ---------------------------------------------------------------------------------------------------------
              10.01      .89           (.10)           .79      ( .89)            -           -         (.89)
          ---------------------------------------------------------------------------------------------------------
               9.91      .95            .38           1.33      ( .93)            -           -         (.93)
GOVERN-   ---------------------------------------------------------------------------------------------------------
 MENT         10.31      .88            .06            .94      ( .85)            -           -         (.85)
 BOND     ---------------------------------------------------------------------------------------------------------
 FUND         10.40      .86            .82           1.68      ( .84)            -           -         (.84)
          ---------------------------------------------------------------------------------------------------------
              11.24      .98           (.14)           .84      ( .93)         (.23)          -        (1.16)
          ---------------------------------------------------------------------------------------------------------
              10.92      .71            .32           1.03      ( .66)         (.03)          -         (.69)
          ---------------------------------------------------------------------------------------------------------
              11.26      .69          (1.06)          (.37)     ( .69)            -           -         (.69)
          ---------------------------------------------------------------------------------------------------------
              10.20      .71           1.16           1.87      ( .71)            -           -         (.71)
          ---------------------------------------------------------------------------------------------------------

          ---------------------------------------------------------------------------------------------------------
              $1.00     $.06             $-           $.06      $(.06)           $-          $-        $(.06)
          ---------------------------------------------------------------------------------------------------------
               1.00      .06              -            .06       (.06)            -           -         (.06)
          ---------------------------------------------------------------------------------------------------------
               1.00      .07              -            .07       (.07)            -           -         (.07)
          ---------------------------------------------------------------------------------------------------------
               1.00      .09              -            .09       (.09)            -           -         (.09)
MONEY     ---------------------------------------------------------------------------------------------------------
MARKET         1.00      .08              -            .08       (.08)            -           -         (.08)
 FUND     ---------------------------------------------------------------------------------------------------------
               1.00      .06              -            .06       (.06)            -           -         (.06)
          ---------------------------------------------------------------------------------------------------------
               1.00      .03              -            .03       (.03)            -           -         (.03)
          ---------------------------------------------------------------------------------------------------------
               1.00      .03              -            .03       (.03)            -           -         (.03)
          ---------------------------------------------------------------------------------------------------------
               1.00      .04              -            .04       (.04)            -           -         (.04)
          ---------------------------------------------------------------------------------------------------------
               1.00      .06              -            .06       (.06)            -           -         (.06)
          ---------------------------------------------------------------------------------------------------------



























                                      Net
           Net                      Investment
          Asset            Expenses  Income to           Net Assets
          Value           to Average  Average            at End of
          End of   Total     Net       Net     Portfolio  Period
          Period   Return   Assets    Assets    Turnover  (000's)   Year
          -----------------------------------------------------------------
                 RATIOS &                                NET
             SUPPLEMENTAL DATA                         ASSETS
          -----------------------------------------------------------------
           $8.63    20.23%   .55%     3.86%      160.5%   $145,822  1986
          -----------------------------------------------------------------
            6.49     (.72)   .54      3.82       119.3     156,633  1987
          -----------------------------------------------------------------
            7.45    20.05    .54      3.91        89.8     155,247  1988
          -----------------------------------------------------------------
            7.77    13.22    .56      3.15        51.9     185,674  1989
          -----------------------------------------------------------------
            6.74)   (8.03)   .54      4.31        38.1     162,661  1990
          -----------------------------------------------------------------
TOTAL       9.07    38.49    .53      2.74        14.5     250,701  1991
RETURN    -----------------------------------------------------------------
FUND        9.46     8.18    .53      2.69        12.5     334,917  1992
          -----------------------------------------------------------------
           10.10    10.92    .53      2.51         9.8     456,243  1993
          -----------------------------------------------------------------
            9.70     1.07    .52      2.76        12.1     534,821  1994
          -----------------------------------------------------------------
           11.54    29.09    .51      2.84        16.1     814,964  1995
          -----------------------------------------------------------------

          -----------------------------------------------------------------
          $10.46    10.92%   .69%     1.95%        5.0%    $18,800  1992
          -----------------------------------------------------------------
           11.20     9.61    .59      2.82        16.9      38,926  1993
CAPITAL   -----------------------------------------------------------------
APPRECI-   10.92     (.90)   .56      1.76        11.2      60,442  1994
ATION     -----------------------------------------------------------------
FUND       13.48    29.35    .54      1.89        20.3      81,237  1995
          -----------------------------------------------------------------

          -----------------------------------------------------------------
          $11.19    15.22%   .56%     8.27%       67.9%    $58,681  1986
          -----------------------------------------------------------------
           10.01     1.43    .56      8.29       206.9      63,225  1987
          -----------------------------------------------------------------
            9.91     8.06    .55      8.82       113.1      65,962  1988
          -----------------------------------------------------------------
           10.31    13.97    .57      9.18       200.0      83,299  1989
          -----------------------------------------------------------------
GOVERN-    10.40     9.49    .55      8.70       127.8     113,399  1990
 MENT     -----------------------------------------------------------------
 BOND      11.24    16.70    .55      8.07        77.7     198,769  1991
 FUND     -----------------------------------------------------------------
           10.92     7.87    .53      8.75        73.8     301,841  1992
          -----------------------------------------------------------------
           11.26     9.52    .53      5.91       175.4     433,584  1993
          -----------------------------------------------------------------
           10.20    (3.23)   .51      6.46       111.4     391,253  1994
          -----------------------------------------------------------------
           11.36    18.74    .51      6.45        97.1     454,016  1995
          -----------------------------------------------------------------

          -----------------------------------------------------------------
           $1.00     6.54%   .56%     6.33%        -%     $121,801  1986
          -----------------------------------------------------------------
            1.00     6.42    .56      6.30         -       161,707  1987
          -----------------------------------------------------------------
            1.00     6.61    .55      7.12         -       181,699  1988
MONEY     -----------------------------------------------------------------
MARKET      1.00     9.11    .57      8.73         -       216,498  1989
 FUND     -----------------------------------------------------------------
            1.00     8.03    .55      7.74         -       330,586  1990
          -----------------------------------------------------------------
            1.00     5.84    .54      5.65         -       363,502  1991
          -----------------------------------------------------------------
            1.00     3.40    .53      3.36         -       330,011  1992
          -----------------------------------------------------------------
            1.00     2.76    .53      2.72         -       351,798  1993
          -----------------------------------------------------------------
            1.00     3.88    .54      4.00         -       828,027  1994
          -----------------------------------------------------------------
            1.00     5.66    .52      5.51         -       737,408  1995
          -----------------------------------------------------------------

          Period from April 15, 1992 (date of commencement of operations) through December 31, 1992. Ratio percentages are annualized for periods of less than twelve months. Total return is not annualized.


The information in the above tables has been audited by KPMG Peat Marwick LLP, Independent Auditors, whose report, together with certain financial information, appears in the Statement of Additional Information. The Statement of Additional Information and the Annual Report for the Funds, which contains further information about the Funds' performance may be obtained free of charge by calling 1-614-249-5134. These Financial Highlights should be read in conjunction with the audited financial statements for each Fund.

SALE OF FUND SHARES

    Currently, shares of the Trust are sold only to life insurance company separate accounts (Accounts) to fund the benefits of variable insurance or annuity policies (Policies) issued by life insurance companies. The Accounts purchase shares of the Trust in accordance with variable account allocation instructions received from owners of the Policies. The Trust then uses the proceeds to buy securities for its portfolios. The investment adviser manages the portfolios from day to day to accomplish the Trust's investment objectives. The kinds of investments and the way they are managed depend on what is happening in the economy and the financial marketplaces. Each of the Accounts, as a shareholder, has an ownership in the Trust's investments. The Trust also offers to buy back (redeem) shares of the Trust from the Accounts at any time at net asset value.

INVESTMENT OBJECTIVES AND POLICIES

   Investments in each Fund are made in many different securities which provide diversification to minimize risk. While there is careful selection and constant supervision by a team of professional investment managers, there can be no guarantee that the Funds' objectives will be achieved. The fundamental policies of each Fund do not require shareholder approval to change a Fund's investment objective.

   -TOTAL RETURN FUND

   The investment objective of this Fund is to obtain a reasonable, long term total return (i.e. earnings growth plus potential dividend yield) on invested capital from a flexible combination of current return and capital gains through investments in common stocks, convertible issues, money market instruments, and bonds, with a primary emphasis on common stocks.

   By investing in securities that are subject to market risk, the Fund is subject to more fluctuations in its market value and involves the assumption of a higher degree of risk as compared to a portfolio seeking stability of principal, such as a money market portfolio or a portfolio investing in corporate debt securities, United States and Canadian government obligations and commercial paper.

   While it is the Fund's intention to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, other than those stated in the Statement of Additional Information.

   Portfolio Manager: John M. Schaffner, MBA, CFA-is the portfolio manager for the Total Return Fund. He has been with Nationwide since 1977 and has managed the Total Return Fund since 1982. He also manages the Nationwide Growth Fund. He graduated with a Bachelor of Arts in Economics from Occidental College. He received his Masters of Business Administration degree from the University of Michigan and is a Chartered Financial Analyst.

   -CAPITAL APPRECIATION FUND

   The Fund is designed for investors who are interested in long-term growth. The Fund seeks to meet its objectives primarily through a diversified portfolio of the common stock of companies which the investment manager determines have a better-than-average potential for sustained capital growth over the long term.

   While it is the Fund's intention to invest in common stocks or in issues convertible to common stock, there are no restrictive provisions covering the proportion of one or another class of securities that may be held, other than those stated in the Statement of Additional Information.

   The investment manager will focus mainly on a company's or industry's potential for long-term growth, with dividend and interest income being secondary in importance. The manager's evaluation of a company or industry will be based more on probable future earnings, relative financial strength and competitive position. The manager believes this approach will provide a greater return potential over the long run than simply seeking current dividend or interest income. The Fund's portfolio will not be limited to any particular type of company or industry.

   Portfolio Manager: Charles Bath, MBA, CFA, CPA-is the portfolio manager of the Capital Appreciation Fund. Charles joined Nationwide as a securities analyst and has managed the Capital Appreciation Fund since 1992. He has also managed the Nationwide Fund since 1985. He graduated with a Bachelor of Science in Accounting from Miami University. He received his Master of Business Administration degree in Finance from The Ohio State University and is a Certified Public Accountant and a Chartered Financial Analyst.

   -GOVERNMENT BOND FUND

   The investment objective of this Fund is to provide as high a level of income as is consistent with the preservation of capital. It seeks to achieve its objective by investing in a diversified portfolio of securities issued or backed by the U.S. Government, its agencies or instrumentalities.

   These securities are of varying maturities and types. They include direct obligations of the U.S. Government backed by the full faith and credit of the United States, such as U.S. Treasury bills, notes and bonds. Bills mature in one year or less, notes in one to ten years, and bonds in ten years or more.

   In addition, the Fund will hold securities issued by U.S. Government-chartered agencies and instrumentalities. These securities are usually either guaranteed by the U.S. Treasury or are supported by the issuer's rights to borrow from the Treasury and backed by the issuer's own credit. Examples may include (among others): Federal Land Banks, Federal Home Banks, Government National Mortgage Association, Tennessee Valley Authority, Farmers Home Association, etc. The Government Bond Fund may invest in zero coupon or mortgage-related securities issued or backed by the U.S. Government or its agencies, and in repurchase agreements in any of the securities described above.

   While there is minimal credit risk in purchasing U.S. Government guaranteed securities, there is the normal risk associated with fixed income investments of market value fluctuations inversely related to changing interest rates.

   Portfolio Manager: Wayne Frisbee, CFA-is the portfolio manager of the Government Bond Fund. Wayne joined Nationwide in 1981 as a securities analyst and has managed the Government Bond Fund since 1986. He also manages the Nationwide U.S. Government Income Fund. He received a Bachelor of Science degree from The Ohio State University and is a Chartered Financial Analyst.

   -MONEY MARKET FUND

   The investment objective of the Fund is to seek as high a level of current income as is considered consistent with the preservation of capital and liquidity by investing primarily in money market instruments, including U.S. government securities, obligations of larger banks, prime commercial paper, high grade, short term corporate obligations (with remaining maturities of 397 days or less), and securities of foreign issuers and foreign branches of U.S. banks.

   Pursuant to its objectives of maintaining a fixed one dollar share price, the Fund will not purchase securities with a remaining maturity of more that 397 days and will maintain a dollar weighted average portfolio maturity of 90 days or less.

   Yields on such short-term instruments are very sensitive to short-term lending conditions. The principal value of such instruments tends to decline as interest rates rise and conversely tends to rise as interest rates decline. In addition, there is an element of risk in such money market instruments that the issuer may become insolvent and default in meeting interest and principal payments.

   The Money Market Fund's yield and compound yield for the last seven days of its most recent fiscal year ended December 31, 1995, was 5.12% and 5.26% respectively. This yield quotation may be of limited use for comparative purposes because it does not reflect charges imposed at the Account level which, if included, would decrease the yield. For the current yield of the Fund, please call (614) 249-5134.

   Portfolio Manager: Karen G. Mader, MBA-is the portfolio manager of the Money Market Fund. Karen received a Bachelor of Arts degree in Political Science and a Masters degree in International Business and Political Science, both from The Ohio State University. She has managed the Money Market Fund since 1987.


MANAGEMENT OF THE TRUST

   The business and affairs of the Trust are managed under the direction of its Board of Trustees.

   The Board of Trustees sets and reviews policies regarding the operation of the Trust whereas the officers perform the daily functions of the Trust.

   Under the terms of the Investment Advisory Agreement, Nationwide Advisory Services, Inc. (NAS or Adviser), Three Nationwide Plaza, Columbus, Ohio 43216, manages the investment of the assets and, subject to the supervision of the Trustees, provides various administrative services and supervises the daily business affairs of the Trust. NAS, an Ohio corporation, is a wholly owned subsidiary of Nationwide Life Insurance Company, which is wholly owned by Nationwide Corporation, a holding company in the Nationwide Insurance Enterprise. The Trust pays to the Adviser fees based on the average daily net assets at the rate of .5% per annum.

   NAS provides the accounting services, including daily valuation of each Fund's shares, preparation of financial statements, taxes, and regulatory reports. For these accounting services, NAS receives an annual fee of $48,000 from the Trust.

   The Transfer and Dividend Disbursing Agent, Nationwide Investors Services, Inc., (NIS), Three Nationwide Plaza, Columbus, Ohio 43216, serves as transfer agent and dividend disbursing agent for the Trust. NIS is a wholly owned subsidiary of NAS.

MANAGEMENT DISCUSSION OF FUND PERFORMANCE

TOTAL RETURN FUND

    The Total Return Fund gained 29.1% in 1995, compared to a gain of 37.5% for the S&P 500. The stock market was led upwards by technology stocks through much of the first three quarters. In the final quarter, technology stocks were weak, but the market as a whole continued upwards, as leadership shifted to companies with defensive, stable-growth business prospects, such as drug stocks.

    The Total Return Fund's performance in 1995 was influenced significantly by strength in energy stocks, where the Fund had a weighting of about 14% of assets. Financial stocks, where the Fund had a weighting of about 11%, also recorded strong year-over-year performance, as did telecommunications, where the Fund asset weight was about 10%. Several of the stocks the Fund categorizes as conglomerates, such as Eastman Kodak, Honeywell, Rockwell International and EG&G also performed well. Holdings in chemicals, especially specialty chemicals, lagged the market, as did the Fund's holdings in the auto industry, plus machinery and capital goods. In addition, the Fund was not heavily weighted in the defensive, stable-growth type stocks that led the market in the final quarter. The level of cash in the Fund, averaging close to 14% for the year, also hindered performance with the market up strongly.

    Part of the Total Return Fund's strategy is to profit from improved valuation of its holdings. This results in holding cash when there are not enough undervalued situations to invest in, and this can often occur during periods of exceptional market strength, such as in 1995, when valuations, especially of good-quality companies, are high, then continue to go even higher.

    Despite periods when this strategy may contribute to the Total Return Fund's lagging of the market, we continue to believe that investing in stocks where there is not a strong possibility for future valuation improvement is an excessively risky practice that is unlikely to be successful over the long-term. We believe this to be true even when the companies involved are well positioned in their business niche, and have strong managements and finances. Therefore, the Fund is continuing to invest where there is room for valuation improvement, and has been increasing its holdings in the financial, healthcare and food and beverage sectors of the market.


           COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT
                    IN THE TOTAL RETURN FUND AND THE S&P 500

                                  [GRAPHIC]

                ----------------------------------------------------
                                Total Return Fund
                           Average Annual Total Return
                ----------------------------------------------------
                      1 Year        5 Years           10 Years
                ----------------------------------------------------
                      29.1%          16.7%              12.5%
                ----------------------------------------------------



     The S&P 500 is a broad based, unmanaged index of securities, and unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.

CAPITAL APPRECIATION FUND

     The total return for the Capital Appreciation Fund for 1995 was 29.4% compared to 37.5% for the S&P 500. The Capital Appreciation Fund lagged the performance of the S&P 500 primarily due to the Fund's low weighting in technology stocks. Technology was one of the market's strongest sectors in 1995. However, the Capital Appreciation Fund had minimal investments in this market sector. Technology companies are often characterized by short product cycles and highly competitive markets. Therefore, due to the Capital Appreciation Fund's long-term perspective, technology has tended to have only a modest weighting.

     The Capital Appreciation Fund benefited from the excellent performance of the broadcasting sector. CBS was one of the Fund's largest holdings prior to its acquisition by Westinghouse. Capital Cities/ABC was also a holding prior to the recent merger with Disney. Disney remains a holding in the Fund due to its position as the world's dominant entertainment company.

     Investments in the Capital Appreciation Fund will continue to be made with a long-term perspective. Investments made in the first quarter of 1996 will be important in determining the current year's performance. At the end of the first quarter Warner-Lambert and IBM were the Fund's two largest holdings. These companies combine attractive growth opportunities with very reasonable valuations. These securities are each approximately 5% of the portfolio. While these are large positions, it is important to invest heavily in securities which provide unusually attractive opportunities.

           COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT
                 IN THE CAPITAL APPRECIATION FUND AND THE S&P
                                  [GRAPHIC]

                 *Initial public offering commenced May 1, 1992

                ----------------------------------------------------
                            Capital Appreciation Fund
                           Average Annual Total Return
                ----------------------------------------------------
                        1 Year            Since Inception
                ----------------------------------------------------
                         29.4%                    11.8%
                ----------------------------------------------------


     The S&P 500 is a broad based, unmanaged index of securities, and unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.



GOVERNMENT BOND FUND

    The total return for the Government Bond Fund for 1995 was 18.7%. The Merrill Lynch Government Master Index, an index designed to reflect the performance of the broad Government and Agency market, returned 18.3% over the same period.

     During 1995, those bond market investors that stayed invested during a difficult prior year were rewarded for their patience. Long-term interest rates dropped by approximately 190 basis points during the year resulting in significantly higher prices for bonds. Intermediate-term interest rates dropped even more with rates on the five-year U.S. Treasury note, for example, falling from 7.83% to 5.37%. The Government Bond Fund participated in this rally by maintaining market exposure as interest rates declined during the year.

     The rally in the fixed-income markets was due to the confluence of several factors. The most notable of these was the perception of an improving fiscal policy in the United States and a Federal Reserve that was given credit for engineering an economy that continued to expand without igniting inflation concerns. Continuing reports of subdued inflation were interpreted both as signs of successful Federal Reserve policy and as indications of continued value in the bond market.

The Government Bond Fund continues to be invested in sectors of the government, agency and mortgage-backed markets perceived to be undervalued. Positions in the callable agency market were added selectively during the year as this sector represented value. Approximately one-third of portfolio assets are invested in the Collateralized Mortgage Obligation (CMO) market. The additional yield on these conservatively-structured investments continues to make them attractive portfolio holdings.

         COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT IN THE GOVERNMENT BOND FUND AND THE MERRILL LYNCH GOVERNMENT MASTER INDEX
                                  [GRAPHIC]

                ----------------------------------------------------
                              Government Bond Fund
                           Average Annual Total Return
                ----------------------------------------------------
                      1 Year         5 Years           10 Years
                ----------------------------------------------------
                      18.7%           9.6%                 9.6%
                ----------------------------------------------------



     The Merrill Lynch Government Master Index is an index of unmanaged groups of bonds which unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.


MONEY MARKET FUND

     Short-term interest rates rose during the first half of 1995. The Federal Reserve increased rates due to both an expanding economy and concern about inflation. By early July, expansion and inflation concerns had diminished. The Federal Reserve lowered the Fed Funds rate in July 1995 to 5.75% and again lowered rates in December 1995 and January 1996 to 5.50% and 5.25%, respectively. Additional easing may occur if indicators point to a slowing economy and low inflation.

     The Fund continues to invest in only the highest rated money market securities. An internal credit review is completed on every company the Fund invests in.

         COMPARISON OF A RETURN ON A HYPOTHETICAL $10,000 INVESTMENT IN
              THE MONEY MARKET FUND AND THE CONSUMER PRICE INDEX
                                  [GRAPHIC]

                 ----------------------------------------------
                                Money Market Fund
                           Average Annual Total Return
                 ----------------------------------------------
                    1 Year        5 Years           10 Years
                 ----------------------------------------------
                     5.7%           4.3%               5.8%
                 ----------------------------------------------



     The Consumer Price Index is a broad index reflecting price changes in a market basket of consumer goods, and unlike Fund returns, does not reflect any fees or expenses. Past performance is not predictive of future performance.


INVESTMENT IN FUND SHARES

   An insurance company purchases the shares of the Funds at their net asset value using purchase payments received on Policies issued by Accounts. These Accounts are funded by shares of the Trust. There is no sales charge. All shares are sold at net asset value.

   Shares of the Trust are currently sold only to separate accounts of Nationwide Life Insurance Company and Nationwide Life and Annuity Insurance Company, One Nationwide Plaza, Columbus, Ohio 43216, to fund the benefits under variable insurance or annuity policies.

   All investments in the Trust are credited to the shareholder's account in the form of full and fractional shares of the designated Fund (rounded to the nearest 1/1000 of a share). The Trust does not issue share certificates. Initial and subsequent purchase payments allocated to a specific Fund are subject to the limits applicable to the policies.

SHARE REDEMPTION

   An insurance company separate account redeems shares to make benefit or surrender payments under the terms of its Policies. Redemptions are processed on any day on which the Trust is open for business and are effected at net asset value next determined after the redemption order, in proper form, is received by the Trust's transfer agent, NIS.

   The net asset value per share of each Fund is determined once daily, as of 4:00 P.M. on each business day the New York Stock Exchange is open and on such other days as the Board determines and on any other day during which there is a sufficient degree of trading in the Fund's portfolio securities that the net asset value of the Fund is materially affected by changes in the value of portfolio securities. The Trust will not compute net asset value on customary national business holidays, including the following: Christmas, New Year's Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, and Thanksgiving. The net asset value per share is calculated by adding the value of all securities and other assets of a Fund, deducting its liabilities, and dividing by the number of shares outstanding.

   The Trust may suspend the right of redemption only under the following unusual circumstances:

     o when the New York Stock Exchange is closed (other than weekends and holidays) or trading is restricted;

     o when an emergency exists, making disposal of portfolio securities or the valuation of net assets not reasonably practicable; or

     o during any period when the Securities and Exchange Commission has by order permitted a suspension of redemption for the protection of shareholders.


NET INCOME AND DISTRIBUTIONS

   -TOTAL RETURN FUND, CAPITAL APPRECIATION FUND AND GOVERNMENT BOND FUND

   Substantially all of the net investment income, if any, of these Funds will be paid as dividends in March, June, September, and December. In those years in which sales of a Fund's portfolio securities result in net realized capital gains, the Fund will distribute such gains to its shareholders with the December dividend.

   -MONEY MARKET FUND

   The net income of the Money Market Fund is determined once daily, as of the close of the New York Stock Exchange (currently 4:00 P.M., New York time) on each business day the Exchange is open. All the net income of the Fund, so determined, is declared in shares as a dividend to shareholders of record at the time of such determination. (Shares purchased become entitled to dividends declared as of the first day following the date of investment.) Dividends are distributed in the form of additional shares of the Fund on the last business day of each month at the rate of one share (and fraction thereof) of the Fund for each one dollar (and fraction thereof) of dividend income.

   For this purpose, the net income of the Money Market Fund (from the time of the immediately preceding determination thereof) shall consist of: (a) all interest income accrued on the portfolio assets of the Fund, (b) less all actual and accrued expenses, and (c) plus or minus net realized gains and losses on the assets of the Fund determined in accordance with generally accepted accounting principles. Interest income shall include discount earned (including both original issue and market discount) on discount paper accrued ratably to the date of maturity. Securities are valued at market or amortized cost which approximates market, for purposes of complying with the Investment Company Act of 1940.

   Because the net income of the Fund is declared as a dividend each time the net income is determined, the net asset value per share (i.e., the value of the net assets of the Fund divided by the number of shares outstanding) remains at one dollar per share immediately after each such determination and dividend declaration.

ADDITIONAL INFORMATION

   DESCRIPTION OF SHARES--The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest of each Fund and to divide or combine such shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share of a Fund represents an equal proportionate interest in that Fund with each other share. The Trust reserves the right to create and issue a number of different Funds. In that case, the shares of each Fund would participate equally in the earnings, dividends, and assets of the particular Fund, but shares of all Funds would vote together in the election of Trustees. Upon liquidation of a Fund, its shareholders are entitled to share pro rata in the net assets of such Fund available for distribution to shareholders.

   VOTING RIGHTS--Shareholders are entitled to one vote for each share held. Shareholders may vote in the election or removal of Trustees and on other matters submitted to meetings of shareholders. Although the sole shareholders of the Trust are Nationwide Life insurance Company and Nationwide Life and Annuity Insurance Company, under current law, the life insurance company shareholders are required to request voting instructions from policyholders and must vote Trust shares held in proportion to the voting instructions received. No amendment may be made to the Declaration of Trust without the affirmative vote of a majority of the outstanding shares of the Trust. The Trustees may, however, amend the Declaration of Trust without the vote or consent of shareholders to:

     o    designate series of the Trust;

     o    change the name of the Trust; or

     o supply any omission, cure, correct, or supplement any ambiguous, defective, or inconsistent provision to conform the Declaration of Trust to the requirements of applicable federal and state laws or regulations if they deem it necessary.

Shares have no pre-emptive or conversion rights. Shares are fully paid and nonassessable, except as set forth below. In regard to termination, sale of assets, or changes of investment restrictions, the right to vote is limited to the holders of shares of the particular Fund affected by the proposal. When a majority is required, it means the lesser of 67% or more of the shares present at a meeting when the holders of more than 50% of the outstanding shares are present or represented by proxy, or more than 50% of the outstanding shares.

PERFORMANCE ADVERTISING FOR THE FUNDS

   The Funds may use historical performance in advertisements, sales literature, and the prospectus. Such figures will include quotations of average total return for the most recent one, five, and ten year periods (or the life of the Fund if less). Average annual total return represents the rate required each year for an initial investment to equal the redeemable value at the end of the specific period. Average annual total return reflects reinvestment of all distributions.

   The Government Bond Fund may advertise yield which is calculated daily dividing the net investment income per share earned during a 30-day period by the maximum offering price per share on the last day of the period.

   The Money Market Fund may advertise current seven-day yield quotations computed by determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account having a balance of one share at the beginning of the base period to obtain a base period return and then multiplying the base period return by (365/7), or (366/7) in a leap year. For purposes of this calculation, the net change in account value reflects the value of additional shares purchased with dividends from the original share, and dividends declared on both the original share and any such additional shares. The Fund's effective yield represents a compounding on an annualized basis of the current yield quotation of the Fund.

   SHAREHOLDER INQUIRIES--All inquiries regarding the Trust should be directed to the Trust at the telephone number or address shown on the cover page of this Prospectus.

TAX STATUS

   The Trust's policy is for each Fund to qualify as a regulated investment company and to meet the requirements of Subchapter M of the Code. Each Fund intends to distribute all its taxable net investment income and capital gains to shareholders, and therefore, will not be required to pay any federal income taxes.

   Because each Fund of the Trust is treated as a separate entity for purposes of the regulated investment company provisions of the Code, the assets, income and distributions of a Fund are considered separately for purposes of determining whether or not a Fund qualifies as a regulated investment company. Each Fund intends to comply with the diversification requirements currently imposed by the Internal Revenue Service on separate accounts of insurance companies as a condition of maintaining the tax-deferred status of the Policies. See the Statement of Additional Information for more specific information.

    The tax treatment of payments made by a separate account to a Policy holder is described in the separate account prospectus.

   CONTENTS                                                   PAGE
   --------                                                   ----
   Financial Highlights                                       2
   Sale of Fund Shares                                        3
   Investment Objectives and Policies                         3
   Management of the Trust                                    4
   Management Discussion of Fund Performance                  5
   Investment in Fund Shares                                  8
   Share Redemption                                           8
   Net Income and Distributions                               9
   Additional Information                                    10
   Performance Advertising for the Funds                     10
   Tax Status                                                10

   INVESTMENT ADVISER
   Nationwide Advisory Services, Inc.
   Three Nationwide Plaza
   Columbus, Ohio 43216

   TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
   Nationwide Investors Services, Inc.
   Box 1492
   Three Nationwide Plaza
   Columbus, Ohio 43216

   INDEPENDENT AUDITORS
   KPMG Peat Marwick LLP
   Two Nationwide Plaza
   Columbus, Ohio 43215

   LEGAL COUNSEL
   Druen, Rath & Dietrich
   One Nationwide Plaza
   Columbus, Ohio 43216